FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Kenneth D. Najour Chief Financial Officer T: 561-682-8947 E: Kenneth.Najour@AltisourceAMC.com

Altisource Asset Management Corporation Reports Second Quarter 2013 Results

FREDERIKSTED, USVI July 23, 2013 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (AAMC or the Company) (OTCQX: AAMC) announced today financial and operating results for the second quarter of 2013. Net loss for the second quarter of 2013 totaled $1.5 million or $0.64 per share based on a weighted average of 2.3 million shares outstanding.

Net loss for the six months ended June 30, 2013 totaled $2.3 million or $1.00 per share based on a weighted average of 2.3 million shares outstanding.

Second quarter business performance highlights:

•	On April 5, 2013, we completed an acquisition of a portfolio of non-performing residential mortgage loans (NPLs) for Residential having an unpaid principal balance, or UPB, of $172.1 million.

•	On May 1, 2013, we completed a follow-on equity offering for Residential of 17,250,000 shares at $18.75 per share from which Residential received net proceeds of $309.5 million.

•	In addition, during the quarter we agreed to acquire two NPL portfolios for Residential with $470 million in UPB. These recent transactions are expected to close in July 2013.

•	Net investment gains for the quarter totaled $8.9 million.

Chairman William Erbey stated, "I am pleased with the continued strong performance of AAMC and its management team on behalf of Residential in NPL acquisitions, loan resolutions and capital raising, three key pillars of Residential's business. Upon closing of the most recent transactions, Residential's NPL acquisitions will total approximately 4,100 loans representing $820 million in UPB and $625 million in underlying property value. Through AAMC's efforts, Residential is well on its way to achieve its first year goal of acquiring loans that will eventually result in 5,000 rental properties."

"I am encouraged by the early results of Residential's NPL portfolio and the progress made in loan resolutions in the short time period since inception of operations," said Chief Executive Officer Ashish Pandey. "Our success in portfolio acquisitions for Residential and the positive early results in loan resolution reflect our sound execution of Residential's business plan and strategy."

Webcast and conference call
The Company will host a webcast and conference call on Tuesday, July 23, 2013, at 11:00 A.M Eastern Time to discuss its financial results for the second quarter of 2013. The conference call will be webcast live over the internet from the Company's website at www.altisourceamc.com and can be accessed by clicking on the “Shareholder” section.

About AAMC
AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles that own real estate related assets. Its initial client is Residential, a real estate investment trust that is focused on providing affordable rental homes to families throughout the United States.  Additional information is available at www.altisourceamc.com.

Forward-looking statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management's beliefs and expectations. Forward-looking statements are based on management's beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. AAMC undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC's ability to achieve its business and strategy and implement its business plan; AAMC's ability to leverage strategic relationships on an efficient and cost-effective basis; its ability to compete; general economic and market conditions; governmental regulations, taxes and policies; availability of adequate and timely sources of liquidity and financing; and other risks and uncertainties detailed in the "Forward-Looking Statements," "Risk Factors" and other sections of AAMC's Registration Statement on Form 10, its Annual Report on Form 10-K, its Quarterly Report on Form 10-Q for the first quarter of 2013 and other filings with the Securities and Exchange Commission.

Altisource Asset Management Corporation
Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended June 30, 2013	Six months ended June 30, 2013

Net gain on investments:
Net unrealized gain on mortgage loans	$7,165	$8,293
Net realized gain on mortgage loans	1,719	2,106
Total net gain on investments	8,884	10,399
Expenses:
Residential rental property operating expenses	84	84
Related party mortgage loan servicing costs	1,242	1,634
Interest expense	654	696
General and administrative	3,369	6,067
Related party general and administrative	—	207
Total expenses	5,349	8,688
Other income	193	193
Net income	3,677	1,904
Net income attributable to noncontrolling interest in consolidated affiliate	(5,227)	(4,243)
Net loss attributable to common stockholders	$(1,499)	$(2,339)

Loss per share of common stock – basic:
Loss per basic share	$(0.64)	$(1.00)
Weighted average common stock outstanding – basic	2,343,462	2,343,338
Loss per share of common stock – diluted:
Loss per diluted share	$(0.64)	$(1.00)
Weighted average common stock outstanding – diluted	2,343,462	2,343,338

Altisource Asset Management Corporation
Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2013	December 31, 2012
Assets:
Land (from consolidated VIE)	$4	$—
Rental residential properties, net (from consolidated VIE)	54	—
Real estate owned (from consolidated VIE)	3,749	—
	3,807	—
Real estate assets held for sale (from consolidated VIE)	901	—
Mortgage loans (from consolidated VIE)	163,520	—
Cash and cash equivalents (including from consolidated VIE $223,315 and $100,005, respectively)	227,846	105,014
Related party receivables (including from consolidated VIE $2,931 and $0, respectively)	3,220	361
Deferred leasing and financing costs, net (from consolidated VIE)	868	—
Prepaid expenses and other assets (including from consolidated VIE $20,262 and $6, respectively)	20,857	440
Total assets	421,019	105,815
Liabilities:
Repurchase agreement (from consolidated VIE)	472	—
Accounts payable and accrued liabilities (including from consolidated VIE $1,138 and $46, respectively)	2,113	406
Related party payables (including from consolidated VIE $149 and $5, respectively)	762	528
Total liabilities	3,347	934
Equity:
Common stock, $.01 par value, 5,000,000 authorized shares; and 2,345,425 and 2,343,213 shares issued and outstanding, respectively	23	23
Additional paid-in capital	6,289	4,993
Accumulated deficit	(2,385)	(46)
Total stockholders' equity	3,927	4,970
Noncontrolling interest in consolidated affiliate	413,745	99,911
Total equity	417,672	104,881
Total liabilities and equity	$421,019	$105,815

The following tables set forth consolidating financial information which should be considered in addition to, and not as a substitute for, our consolidated financial statements presented in accordance with U.S. GAAP:

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended June 30, 2013
(Unaudited, in thousands)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Net gain on investments:
Net unrealized gain on mortgage loans	$7,165	$—	$—	$7,165
Net realized gain on mortgage loans	1,719	—	—	1,719
Expense reimbursements	—	1,156	(1,156)	—
Total net gain on investments	8,884	1,156	(1,156)	8,884
Expenses:
Residential rental property operating expenses	84	—	—	84
Related party mortgage loan servicing costs	1,242	—	—	1,242
Interest expense	654	—	—	654
General and administrative	714	2,655	—	3,369
Related party general and administrative	1,156	—	(1,156)	—
Total expenses	3,850	2,655	(1,156)	5,349
Other income	193	—	—	193
Net income (loss)	5,227	(1,499)	—	3,728
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	(5,227)	(5,227)
Net income (loss) attributable to common stockholders	$5,227	$(1,499)	$(5,227)	$(1,499)

Altisource Asset Management Corporation
Consolidating Statement of Operations
Six months ended June 30, 2013
(Unaudited, in thousands)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Net gain on investments:
Net unrealized gain on mortgage loans	$8,293	$—	$—	$8,293
Net realized gain on mortgage loans	2,106	—	—	2,106
Expense reimbursements	—	2,057	(2,057)	—
Total net gain on investments	10,399	2,057	(2,057)	10,399
Expenses:
Residential rental property operating expenses	84	—	—	84
Related party mortgage loan servicing costs	1,634	—	—	1,634
Interest expense	696	—	—	696
General and administrative	1,701	4,366	—	6,067
Related party general and administrative	2,234	30	(2,057)	207
Total expenses	6,349	4,396	(2,057)	8,688
Other income	193	—	—	193
Net income (loss)	4,243	(2,339)	—	1,904
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	(4,243)	(4,243)
Net income (loss) attributable to common stockholders	$4,243	$(2,339)	$(4,243)	$(2,339)

Altisource Asset Management Corporation
Consolidating Balance Sheet
June 30, 2013
(Unaudited, in thousands)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Assets:
Real estate assets, net:
Land	$4	$—	$—	$4
Rental residential properties, net	54	—	—	54
Real estate owned	3,749	—	—	3,749
	3,807	—	—	3,807
Real estate assets held for sale	901	—	—	901
Mortgage loans	163,520	—	—	163,520
Cash and cash equivalents	223,315	4,531	—	227,846
Related party receivables	3,183	389	(352)	3,220
Deferred leasing and financing costs, net	868	—	—	868
Prepaid expenses and other assets	20,262	595	—	20,857
Total assets	415,856	5,515	(352)	421,019
Liabilities:
Repurchase agreement	472	—	—	472
Accounts payable and accrued liabilities	1,138	975	—	2,113
Related party payables	501	613	(352)	762
Total liabilities	2,111	1,588	(352)	3,347
Equity:
Common stock	251	23	(251)	23
Additional paid-in capital	409,340	6,289	(409,340)	6,289
Retained earnings/(accumulated deficit)	4,154	(2,385)	(4,154)	(2,385)
Total stockholders' equity	413,745	3,927	(413,745)	3,927
Noncontrolling interest in consolidated affiliate	—	—	413,745	413,745
Total equity	413,745	3,927	—	417,672
Total liabilities and equity	$415,856	$5,515	$(352)	$421,019

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2012
(Unaudited, in thousands)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Cash and cash equivalents	$100,005	$5,009	$—	$105,014
Related party receivables	—	410	(49)	361
Prepaid expenses and other assets	6	434	—	440
Total assets	100,011	5,853	(49)	105,815
Liabilities:
Accounts payable and accrued liabilities	46	360	—	406
Related party payables	54	523	(49)	528
Total liabilities	100	883	(49)	934
Equity:
Common stock	78	23	(78)	23
Additional paid-in capital	99,922	4,993	(99,922)	4,993
Deficit accumulated during the development stage	(89)	(46)	89	(46)
Total stockholders' equity	99,911	4,970	(99,911)	4,970
Noncontrolling interest in consolidated affiliate	—	—	99,911	99,911
Total equity	99,911	4,970	—	104,881
Total liabilities and equity	$100,011	$5,853	$(49)	$105,815